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                                                                   Exhibit 10.17







                             LANIER WORLDWIDE, INC.
                           DEFERRED COMPENSATION PLAN
                                  FOR DIRECTORS


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                                TABLE OF CONTENTS

                                                                            Page

Section 1.      PURPOSE........................................................1

Section 2.      DEFINITIONS....................................................1
         2.1      Account......................................................1
         2.2      Beneficiary..................................................1
         2.3      Board........................................................1
         2.4      Change in Control............................................1
         2.5      Director.....................................................3
         2.6      Distribution Date............................................3
         2.7      Effective Date...............................................3
         2.8      Exchange Act.................................................3
         2.9      Fees.........................................................3
         2.10     Lanier.......................................................3
         2.11     Plan.........................................................3
         2.12     Stock........................................................3
         2.13     Subsidiary...................................................3

Section 3.      PARTICIPATION..................................................3

Section 4.      DEFERRAL ELECTIONS.............................................4
         4.1      Initial Deferral Elections...................................4
         4.2      Annual Deferral Elections....................................4
         4.3      Automatic Election Extension.................................4
         4.4      Effective Date of Elections..................................4

Section 5.      ACCOUNT ADJUSTMENTS............................................4
         5.1      General......................................................4
         5.2      Deferrals....................................................4
         5.3      Phantom Investment Adjustments...............................5

Section 6.      DISTRIBUTIONS..................................................5
         6.1      General......................................................5
         6.2      Beneficiary..................................................5

Section 7.      NO FUNDING OBLIGATION..........................................5

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Section 8.      MISCELLANEOUS..................................................6
         8.1      No Liability.................................................6
         8.2      Nonalienation; Binding Effect................................6
         8.3      Construction.................................................6
         8.4      Term of Office...............................................6
         8.5      Exchange Act.................................................6
         8.6      Amendment and Termination....................................6

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                                   Section 1.

                                     PURPOSE

                  The purpose of this Plan is to allow a Director to elect to defer the payment of such Director's Fees that are otherwise payable to such Director and to pay the amounts deferred as adjusted for phantom investment performance results upon the occurrence of a distribution event.

                                   Section 2.

                                   DEFINITIONS

     2.1 ACCOUNT -- means the bookkeeping account maintained by Lanier to show as of any date the interest of each Director in this Plan.

     2.2 BENEFICIARY -- means the person or persons designated as such in accordance with Section 6.2.

     2.3 BOARD -- means the Board of Directors of Lanier.

     2.4 CHANGE IN CONTROL -- means the occurrence of any one of the following events:

        (1) any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange
   Act) is or becomes a "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of Lanier representing 20% or more of the combined voting power of Lanier's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); PROVIDED, HOWEVER, that the event described in this paragraph (1) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by Lanier or any Subsidiary, (ii) by any employee benefit plan sponsored or maintained by Lanier or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Control Transaction (as defined in paragraph (3)), or (v) by a corporate officer of Lanier or by any group of persons acting in concert with a corporate officer;

        (2) individuals who, on the Distribution Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Distribution Date, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of Lanier in which such person is named as a nominee for director, without objection to such nomination), shall also be deemed to be an Incumbent Director; PROVIDED, HOWEVER, that no such individual initially elected or

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   nominated as a director of Lanier as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

        (3) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of Lanier or any such type of transaction involving Lanier or any of its Subsidiaries that requires the approval of Lanier's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination: (i) more than 66 2/3% of the total voting power of the company resulting from such Business Combination (including, without limitation, any company which directly or indirectly has beneficial ownership of 100% of the Company Voting Securities) eligible to elect directors of such company is represented by shares that were Company Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Company Voting Securities immediately prior to the Business Combination, (ii) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by Lanier (or the company resulting from such Business Combination)) becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the company resulting from such Business Combination, and (iii) at least a majority of the members of the board of directors of the company resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the foregoing conditions specified in (i), (ii) and (iii) shall be deemed to be a "Non-Control Transaction"); or

        (4) the stockholders of Lanier approve a plan of complete liquidation or dissolution of Lanier or the direct or indirect sale or other disposition of all or substantially all of the assets of Lanier and its Subsidiaries.

     Notwithstanding the foregoing, a Change in Control of Lanier shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by Lanier which reduces the number of Company Voting Securities outstanding; PROVIDED, HOWEVER, that if after such acquisition by Lanier such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of Lanier shall then occur.

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     2.5 DIRECTOR -- means any person (other than a person who is an employee of
Lanier) who has been elected a member of the Board and any former member of the Board for whom an Account is maintained under this Plan.

     2.6 DISTRIBUTION DATE -- means ____________, 1999, which is the date that Stock is distributed to the stockholders of Harris Corporation as a dividend on their shares of the common stock of Harris Corporation.

     2.7 EFFECTIVE DATE -- means the Distribution Date.

     2.8 EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended.

     2.9 FEES -- means any meeting fees and retainer fees which are payable to a Director for services as a member of the Board.

     2.10 LANIER -- means Lanier Worldwide, Inc. and any successor to Lanier Worldwide, Inc.

     2.11 PLAN -- means this Lanier Worldwide, Inc. Deferred Compensation Plan for Directors.

     2.12 STOCK -- means the $.01 par value common stock of Lanier, together with the associated preferred stock purchase rights.

     2.13 SUBSIDIARY -- means any corporation or other entity in which Lanier has a direct or indirect ownership interest of more than 50% of the total combined voting power of the then outstanding securities of such corporation or other entity entitled to vote generally in the election of directors or in which Lanier has the right to receive more than 50% of the distribution of profits or of the assets on liquidation or dissolution.


                                   Section 3.

                                  PARTICIPATION

                  Each person who is a Director shall be eligible to participate in this Plan on the later of the Effective Date or the date such Director joins the Board.

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                                   Section 4.

                               DEFERRAL ELECTIONS

     4.1 INITIAL DEFERRAL ELECTIONS. A person who is a Director on the Effective Date shall have the right at any time before the end of the 30-day period immediately following such Effective Date to elect to defer the payment of all or any part of the Fees that are otherwise payable to such Director after the effective date of such deferral election. A person who is elected a Director after the Effective Date (other than a person who was a Director immediately before such election) shall have the right at any time before the end of the 30-day period immediately following the effective date of such Director's election as a Director to elect to defer the payment of all or any part of the Fees that are otherwise payable to such Director after the effective date of such deferral election. A deferral election shall be irrevocable on the effective date of the deferral election and shall remain irrevocable through the end of the calendar year which includes such effective date.

     4.2 ANNUAL DEFERRAL ELECTIONS. A Director shall have the right before the beginning of any calendar year to elect to defer all or any part of his Fees that are otherwise payable during such calendar year. Any election that is made and that is not revoked before the beginning of such calendar year shall become irrevocable on the first day of such calendar year and shall remain irrevocable through the end of such calendar year.

     4.3 AUTOMATIC ELECTION EXTENSION. A Director's deferral election for any calendar year shall remain in effect and irrevocable during each subsequent calendar year until such election is revoked by such Director and such revocation shall only be effective for a calendar year beginning after the date of the revocation.

     4.4 EFFECTIVE DATE OF ELECTIONS. Any election or designation or revised election or designation under this Plan shall be effective on the date that the properly completed election or designation form is received by the Corporate Secretary of Lanier before the Director's death.

                                   Section 5.

                               ACCOUNT ADJUSTMENTS

     5.1 GENERAL. A Director's benefit under this Plan shall be based entirely on the dollar value of the Stock credited to such Director's Account at any time, which will depend on the amount deferred under Section 4 and the phantom investment adjustments made in accordance with this Section 5.

     5.2 DEFERRALS. The Fees deferred by a Director shall be credited to such Director's Account as of the date such Fees otherwise would have been payable to the Director if no election had been made under Section 4.

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     5.3 PHANTOM INVESTMENT ADJUSTMENTS. The Fees credited to a Director's
Account shall be deemed to purchase shares of Stock. The number of shares deemed purchased shall be determined by dividing the credits made as of any date to the Director's Account by the closing price of a share of Stock for such date as accurately reported in THE WALL STREET JOURNAL. Any credits made to a Director's Account shall be adjusted for any dividends that would have been payable in cash or in property other than Stock on the shares of Stock credited to a Director's Account, and the amount of such cash or the value of such property shall be deemed to be reinvested in additional shares of Stock on the dividend payment date based on the closing price of a share of Stock as accurately reported in THE WALL STREET JOURNAL for such date. The credits made to a Director's Account shall be adjusted for any dividend that would have been payable in Stock on the shares of Stock credited to a Director's Account. An appropriate adjustment in the shares of Stock deemed purchased for such Account shall be made whenever there is a stock split or other adjustment or distribution made by Lanier with respect to the Stock.

                                   Section 6.

                                  DISTRIBUTIONS

     6.1 GENERAL. The balance credited to a Director's Account shall become distributable upon the Director's death, resignation, removal or retirement as a Director, or upon a Change in Control, whichever comes first ("distribution event"). The distribution shall be made to the Director, or in the event of the Director's death, to the Director's Beneficiary, in a single sum as soon as practicable after a distribution event and in any event within 90 days after the later of the date of the distribution event or, if the distribution event is death, the date a Beneficiary is identified under Section 6.2. Distributions under this Plan upon the Director's death, resignation, removal or retirement as a Director shall be made in whole shares of Stock and in cash in lieu of any fractional shares, and Distributions under this Plan upon a Change in Control shall be made in cash.

     6.2 BENEFICIARY. A Director shall designate (on a form provided for this purpose) a person, or more than one person, as such Director's Beneficiary to receive the balance credited to such Director's Account in the event of such Director's death. A Director may change the Beneficiary designation at any time. If no Beneficiary designation is in effect on the date a Director dies or if no designated Beneficiary survives the Director, the Director's estate automatically shall be treated as such Director's Beneficiary under this Plan.

                                   Section 7.

                              NO FUNDING OBLIGATION

     The obligations of Lanier to make any distributions under this Plan shall be unfunded and unsecured; all distributions to, or on behalf of, a Director under this Plan shall be made from the general assets of Lanier, and any claim by a Director or Beneficiary against

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Lanier for any distribution under this Plan shall be treated the same as a claim of any general and unsecured creditor of Lanier.

                                   Section 8.

                                  MISCELLANEOUS

     8.1 NO LIABILITY. No Director and no Beneficiary of a Director shall have the right to look to, or have any claim whatsoever against, any officers, director, employee or agent of Lanier in such person's individual capacity for the distribution of any Account.

     8.2 NONALIENATION; BINDING EFFECT. No benefit or payment under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, levy upon or charge the same shall be void. The provisions of this Plan shall be binding on each Director and Beneficiary and on Lanier.

     8.3 CONSTRUCTION. This Plan shall be construed in accordance with the laws of the State of Georgia. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to Sections shall be to sections to this Plan. All references to the singular shall include the plural and all references to the plural shall include the singular.

     8.4 TERM OF OFFICE. A Director's participation in this Plan shall not constitute a contract for a Director to serve as a member of the Board for any particular term or for any particular amount of Fees, and participation in this Plan shall have no bearing whatsoever on such terms or Fees or on any other conditions for membership on the Board.

     8.5 EXCHANGE ACT. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and any regulations promulgated thereunder. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void. Moreover, all transactions under this Plan shall be executed in accordance with the requirements of Section 16(b) of the Exchange Act and any regulations promulgated thereunder.

     8.6 AMENDMENT AND TERMINATION. The Board shall have the right to amend this Plan from time to time and to terminate this Plan at any time; PROVIDED, HOWEVER, the balance credited to each Account immediately after any such amendment or termination shall be no less than the balance credited to such Account immediately before such amendment or termination and no amendment or termination shall adversely affect a Director's right to the distribution of his or her Account or such Director's Beneficiary's right to the distribution of such Account.

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